Exhibit 6A

                             Joint Filing Agreement


                     In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, each of the persons named below agrees to the joint filing of a Statement on Schedule 13D (including amendments thereto) with respect to the common stock, par value $0.01, of Seabulk International Inc., a Delaware corporation and further agrees that this Joint Filing Agreement be included as an exhibit to such filings provided that, as contemplated by Section 13d-1 (k)(1)(ii), no person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Joint Filing may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.


NAUTILUS ACQUISITION, L.P.                                        NAUTILUS INTERMEDIARY, L.P.

By:        NAUTILUS INTERMEDIARY L.P., its General                By:        NAUTILUS AIV, L.P., its General Partner
           Partner
                                                                  By:        Nautilus GP, LLC, its managing general partner
By:        NAUTILUS AIV, L.P., its General Partner
                                                                  By:        Turnham-Nautilus Holdings, LLC
By:        Nautilus GP, LLC, its managing general partner                    Class A Member and Authorized Signatory

By:        Turnham-Nautilus Holdings, LLC                         By:        /s/ Robert C. Turnham, Jr.
           Class A Member and Authorized Signatory                           -------------------------------------------------
                                                                  Name:      Robert C. Turnham, Jr.
                                                                  Title:     Member and Authorized Signatory
By:        /s/ Robert C. Turnham, Jr.
           -----------------------------------------------
Name:      Robert C. Turnham, Jr.                                 NAUTILUS AIV, L.P.
Title:     Member and Authorized Signatory
                                                                  By:        Nautilus GP, LLC, its managing general partner

NAUTILUS GP, LLC                                                  By:        Turnham-Nautilus Holdings, LLC
                                                                             Class A Member and Authorized Signatory
By:        Turnham-Nautilus Holdings, LLC
           Class A Member and Authorized Signatory                By:        /s/ Robert C. Turnham, Jr.
                                                                             -------------------------------------------------
                                                                  Name:      Robert C. Turnham, Jr.
By:        /s/ Robert C. Turnham, Jr.                             Title:     Member and Authorized Signatory
           -----------------------------------------------
Name:      Robert C. Turnham, Jr.
Title:     Member and Authorized Signatory

                                                                  CSFB PRIVATE EQUITY, INC.
CREDIT SUISSE
ON BEHALF OF THE CREDIT SUISSE FIRST BOSTON BUSINESS UNIT         By:        /s/ Ivy B. Dodes
                                                                             -------------------------------------------------
                                                                  Name:      Ivy B. Dodes
By:        /s/ Ivy B. Dodes                                       Title:     Vice President
           -----------------------------------------------
Name:      Ivy B. Dodes
Title:     Managing Director


MERKUR-NAUTILUS HOLDINGS, LLC

By:        /s/ Martin Merkur
           -----------------------------------------------
Name:      Martin Merkur
Title:     Member



/s/ Martin Merkur
----------------------------------------------------------
Martin Merkur



TURNHAM-NAUTILUS HOLDINGS, LLC

By:        /s/ Robert C. Turnham, Jr.
           -----------------------------------------------
Name:      Robert C. Turnham, Jr.
Title:     Member



/s/ Robert C. Turnham, Jr.
----------------------------------------------------------
Robert C. Turnham, Jr.


/s/ W.M. Craig
----------------------------------------------------------
W.M. Craig